COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENCIES [Text Block]

22. COMMITMENTS AND CONTINGENCIES

iASPEC and Bocom lease offices, employee dormitories and factory space in Shenzhen in the PRC, under lease agreements that will expire on various dates through December 2017. For the years ended December 31, 2015, 2014 and 2013, the rental expense was approximately $219,000, $282,000 and $202,000, respectively. Future minimum lease payments under these lease agreements are as follows:

2016	$108,720
2017	71,150
Total	$179,870

On July 9, 2010, the Company entered into an agreement with the municipal government of Dongguan City, to purchase a land use right for a piece of land of 101,764 square meters at a consideration of approximately $23.68 million (RMB153.6 million) to be paid in cash in installments. As of December 31, 2015, the Company has paid deposits of approximately $14.00 million (RMB90.20 million), net of refunds received to date.